Exhibit 10.3

REVOLVING LOAN AGREEMENT

THIS AGREEMENT, made and entered into as of this 1st day of February, 2012, by and between FSP GALLERIA NORTH LIMITED PARTNERSHIP, a Texas limited partnership (the "Borrower"), and FRANKLIN STREET PROPERTIES CORP., a Maryland corporation (the "Lender").

W I T N E S S E T H:

WHEREAS, Borrower has requested that Lender provide Borrower with a revolving credit facility loan in the amount of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) (the "Revolving Loan");

WHEREAS, Lender has agreed to make the Revolving Loan to Borrower as hereinafter provided in reliance upon the representations and warranties and covenants of Borrower, herein contained, and subject to the following terms and conditions:

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, Borrower, and Lender hereby covenant and agree as follows:

1.                  Recitations. The above recitations are true and correct.

2.                  The Revolving Loan.

a)                  Lender agrees to make available to Borrower, a Revolving Loan in the amount of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00).

b)                  The Revolving Loan shall be represented by a Secured Promissory Note (Revolving) (the "Note”) in the full amount of the Revolving Loan bearing interest at the LIBOR Rate as such term is defined in the Note.

3.                  Revolving Credit; Advances.

a)                  Lender agrees to extend to Borrower a non-binding, discretionary line of credit up to but not to exceed the amount shown in the Note. Lender in its sole discretion, may make advances pursuant to the Note from time to time and it is therefore contemplated that the outstanding balance may fluctuate accordingly. Nothing herein shall be construed as a warranty or representation by Lender that it will at any time make advances to Borrower under the Note. Any request for an advance under the Note shall be subject to review and approval by Lender within the limits set forth in the Note. Borrower may borrow, repay and reborrow in accordance with the terms and conditions in this Agreement and the Note.

b)                  Any Advances (as hereinafter defined) made under the Note shall be as follows:

(i)                 From time to time prior to the Maturity Date (as defined in the Note), and so long as no Event of Default (as hereinafter defined) exists, the Lender shall, subject to the terms and conditions hereof, make advances (the "Advances") to the Borrower, and the Borrower may borrow, repay and reborrow funds from the Lender hereunder, provided that the aggregate principal amount of all Advances outstanding at any time shall in no event exceed $15,000,000.00. The Lender shall, and is hereby authorized to, record on the schedule attached hereto as Exhibit A, or to otherwise record in accordance with its usual practice, the date and amount of each Advance and the date and amount of each principal payment hereunder, provided, however, that any failure to so record any Advance or payment shall not in any manner affect the obligation of the Borrower to repay any Advance in accordance with the terms hereof.

(ii)               To obtain an Advance, the Borrower must (i) notify Lender (which notice shall be irrevocable) by 2:00 p.m. Eastern Standard Time not less than three (3) Business Days prior to the proposed date on which the Advance is to be made by delivering to Lender a completed Advance Form in the form attached hereto as Exhibit B, and (ii) pay Lender a fee (the "Advance Fee") in an amount equal to 0.50% of the applicable Advance; provided, however, that the Advance Fee may be funded from the proceeds of the applicable Advance. Each Advance shall be in the minimum amount of $25,000.00, and no more than two (2) Advances shall be requested or made in any calendar month. Lender shall credit Advances to Borrower’s deposit account as described on Exhibit C hereto. Lender may make Advances under this Agreement based on instructions from Borrower. Borrower shall indemnify Lender for any loss Lender suffers due to such reliance.

(iii)             Lender’s obligation to make any Advance hereunder shall terminate on the earlier of (i) the occurrence of an Event of Default, (ii) the Maturity Date (as such term is defined in the Note) or (iii) there has been, in Lender’s discretion, a Material Adverse Change. As used herein, a “Material Adverse Change” means: (a) a material impairment in the perfection or priority of Lender’s liens, mortgages and security interests pursuant to the Loan Documents (as hereinafter defined), or in the value of any assets intended to be secured thereby, or in the ability of the Lender to enforce any of its rights and remedies under the Note, the Deed of Trust (as hereinafter defined), this Agreement or the Loan Documents; (b) a material adverse change in the ownership, management, business, operations, assets, properties or condition (financial or otherwise) of Borrower; or (c) a material impairment of the prospect of repayment of any portion of the obligations hereunder or any of the Loan Documents or the ability of the Borrower to perform any obligations hereunder or thereunder. Lender shall not be required to make any Advances hereunder at any time that there is an uncured default or Event of Default hereunder.

(iv)             Lender’s obligation to make the initial Advance hereunder is subject to the condition precedent that Lender shall have received, in form and substance satisfactory to Lender, such documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate, including, without limitation, the following:

(a)                timely receipt of an Advance Form in the form attached hereto as Exhibit B;

(b)               payment of the Advance Fee;

(c)                executed original of the Note;

(d)               executed originals of each Loan Document;

(e)                evidence that the applicable Loan Documents have been duly recorded; and

(f)                all other documents and legal matters in connection with the transactions contemplated by the Note, the Deed of Trust, this Agreement and the Loan Documents shall have been delivered, executed, or recorded, and all other matters shall have been completed, all in form and substance satisfactory to Lender.

(v)               Lender’s obligation to make each Advance is subject to the following:

(a)                timely receipt of an Advance Form in the form attached hereto as Exhibit B;

(b)               payment of the Advance Fee;

(c)                the representations and warranties in Section 6 shall be true on the date of the Advance Form and on the effective date of each Advance, and no default or Event of Default shall have occurred and be continuing, or result from the Advance. Each Advance is Borrower’s representation and warranty on that date that the representations and warranties in Section 6 remain true in all material respects, and that no default or Event of Default shall have occurred and be continuing. For the avoidance of doubt, the Lender shall have no obligation to make any Advance during any cure periods provided for in the Loan Documents; and

(d)               all other documents and legal matters in connection with the Advance and the transactions contemplated by the Note, the Deed of Trust, this Agreement and the Loan Documents shall have been delivered, executed, or recorded, and all other matters shall have been completed, all in form and substance satisfactory to Lender.

(vi)             Covenant to Deliver. Borrower agrees (not as a condition but as a covenant) to deliver to Lender each item required to be delivered to Lender as a condition to each Advance. Borrower expressly agrees that any Advance made prior to the receipt by Lender of any such item shall not constitute a waiver by Lender of Borrower’s obligation to deliver such item, and any Advance in the absence of a required item shall be in Lender’s sole discretion.

4.                  Security.

a)                  In order to secure the payment of principal and interest under the Note and any other indebtedness or obligations of the Borrowers to the Lender, now existing from time to time, Borrower shall deliver to the Lender, simultaneously herewith, in form and substance satisfactory to the Lender:

(i)                 a Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing from Borrower in favor of Lender to be recorded in the Deed Records of Dallas County, Texas (the "Deed of Trust"), encumbering property more particularly described on Exhibit A to the Deed of Trust (the “Property”);

(ii)               UCC-1 financing statements, security agreements, assignments, and any and all other documents, certificates and statements which counsel for the Lender may reasonably require in order to perfect the security interests of Borrower, described herein; and

(iii)             such other documents and instruments from Borrower in favor of Lender as Lender may reasonably require to evidence and/or secure the Revolving Loan.

b)                  The documents referred to in this Section 4 shall be in a form and substance satisfactory to Lender, and all necessary filing and recording fees with respect thereto shall be paid by Borrower. This Agreement, the Note, the Deed of Trust, and other documents referenced in this Section and all other documents executed in connection with the Revolving Loan shall hereinafter be referred to collectively as the “Loan Documents”.

5.                  Conditions Precedent of Revolving Loan. Lender shall not be obligated to make or disburse any Revolving Loan funds unless and until the following conditions have been satisfied:

a)                  Borrower has authorized the execution and delivery to Lender of this Agreement, the Deed of Trust, the Note, the UCC-1 Financing Statements and other documents as required by Lender and its counsel to evidence and secure the Revolving Loan including delivery of proper evidence of authority of Borrower, duly adopted by the Board of Directors of Borrower.

b)                  Lender shall have been furnished with certified copies, satisfactory in form and substance to Lender, of all such corporate documents and proceedings of Borrower, authorizing or relating to the transactions hereby contemplated as may be reasonably required by the Lender or its counsel, including, but not limited to good standing certificates, certified copies of the certificate of formation and all amendments thereto, and a copy of the operating agreement of Borrower.

c)                  Lender shall have received:

(i)                 the policies of hazard, casualty, liability and other insurance required by the Deed of Trust, including evidence of the cash payment of the premiums therefor and endorsements naming Lender as grantee/loss payee; and

(ii)               each of the documents requested under Section 3(b) hereof.

6.                  Representations and Warranties. Borrower represents, covenants and warrants that:

a)                  Borrower is a limited partnership, duly organized or incorporated and validly existing under the laws of the State governing its organization or incorporation, and has the requisite power and authority to make and consummate the transactions contemplated hereby;

b)                  The making and performance by Borrower, of this Agreement and the performance of the transactions contemplated by this Agreement or any other Loan Document have been duly authorized by all necessary action, and will not violate any provision of law or of the certificates of limited partnership or agreements of limited partnership of Borrower, or result in a breach of or constitute a default under or result in the creation of any security interest, lien, charge or encumbrance upon any property or assets of the Borrower pursuant to any agreement, indenture or other instrument to which they may be a party;

c)                  The Note, the Deed of Trust and this Agreement constitute legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws generally affecting the enforcement of the rights of creditors;

d)                 There are no actions, suits or legal, equitable, arbitration or administrative proceedings pending or, to the knowledge of Borrower threatened against Borrower or affecting either of them, which, if adversely determined, would have a material adverse effect upon the financial condition of the business of Borrower, or which would involve the validity or enforceability of the Deed of Trust or the priority thereof, or of any other document or security interest granted by Borrower to Lender;

e)                  Borrower is not a party to any judgment, order, decree or any agreement or instrument nor is Borrower subject to company restrictions materially adversely affecting its business, properties or assets (including, without limitation, the Property), operations or condition (financial or otherwise) and Borrower is not in default in the performance, observance of fulfillment of any of the material obligations, covenants or conditions contained in any agreement or instrument to which Borrower is a party;

f)                   There are no actions, suits, or proceedings pending before any court of law or equity or any administrative board, or threatened against or affecting Borrower, the Property or any assets, or involving the validity or enforceability of the Deed of Trust or the priority of the lien thereof, or any security agreement or UCC-1 filings in favor of Lender, at law or in equity, or before or by any governmental authority or local authority and Borrower is not in default under any other indebtedness or with respect to any order, writ, injunction, decree, or demand of any court or any governmental authority or local authority;

g)                  The consummation of the transactions hereby contemplated and performance of this Agreement, the Note, the Deed of Trust or any other Loan Document will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, bank loan, or credit agreement, bylaw, or other instrument to which Borrower is a party or by which Borrower may be bound or affected;

h)                  Except for the Permitted Encumbrances (as such term is defined in the Deed of Trust), Borrower has good and marketable title to all of their assets, own said assets free and clear of any claims or encumbrances and have signed no mortgage or deed to secure debt which creates a lien against any of Borrower's assets, nor have they permitted to be filed any financing statement under any such code with respect to assets they own;

i)                    No license, consent or approval or any governmental authority is required in connection with the transactions contemplated hereby;

j)                    There is no default on the part of the Borrower under this Agreement, the Note, the Deed of Trust, or any other Loan Document, and no event has occurred and is continuing which with notice or the passage of time or both would constitute a default under any thereof;

k)                  All representations and warranties made by Borrower herein or made in any certificate delivered pursuant hereto shall survive the making of the Revolving Loan hereunder and the execution and delivery to the Lender of the Note, the Deed of Trust and any other Loan Document executed in connection with the Revolving Loan, and any investigation at any time made by or on behalf of Lender shall not diminish Lender's rights to rely thereon;

l)                    No Material Adverse Change shall have occurred and be continuing since the date of this Agreement;

m)                There is no existing, proposed or to Borrower's knowledge contemplated eminent domain proceeding that would result in the taking of all or any part of the Property or that would adversely affect the current or planned use of the Property;

n)                  Borrower represents that no brokerage or other fee, commission or compensation is due to anyone concerning this Revolving Loan. Borrower shall be liable for, and shall indemnify Lender against, all compensation due to any broker, finder or facilitator arising out of the transactions contemplated by this Agreement;

o)                  To the best of Borrower’s knowledge, the Property is in compliance with all, and is not in violation of any, applicable federal, state or local statute, ordinance, order, requirement, law, rule or regulation (including, but not limited to those governing, building, zoning or the presence, use disposal or transport of Hazardous Materials (as hereinafter defined)) affecting the Property; and

p)                  No notice of violation of any applicable federal, state or local statute, law, ordinance, rule, regulation, order or requirement, or of any covenant, condition, restriction or easement affecting the Property or with respect to the use or occupancy of the Property has been given to Borrower by any governmental authority having jurisdiction over the Property or by any other person entitled to enforce same.

7.                  Affirmative Covenants. Borrower covenants and agrees that from the date hereof and until payment in full of the principal of and interest on the Note, Borrower will:

a)                  notify Lender promptly upon receipt of any notice of any audit or investigation commenced to be by any federal, state or local governing authority;

b)                  pay and discharge any taxes, assessments and governmental charges or levies that may be imposed upon Borrower or upon its income or profits or upon any of is property prior to the date on which penalties attached thereto and all lawful claims which, if unpaid, might become a lien or charge upon its property;

c)                  maintain insurance as required by and set forth under the Deed of Trust;

d)                 maintain its fixed assets in a good and in a workable condition at all times, and not suffer or permit any waste, deterioration or depreciation of such assets, other than necessarily and normally incurred in their ordinary and intended use;

e)                  permit any officer or independent representative of Lender designated by Lender to visit and inspect any of Borrower's properties, corporate books and financial records at such times and intervals as Lender may reasonably request and discuss Borrower's financial statements and financial conditions with Borrower's accountants, suppliers or other dealers; and

f)                   will use commercially reasonable efforts to operate the property consistent with good commercial or customary practice in an effort to minimize liability with respect to any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "toxic substances," "contaminants," or other pollution under any applicable federal or state or local laws, ordinances, rules or regulations now or hereafter in effect ("Hazardous Materials"). Borrower, to the best of its knowledge, confirms that, except as disclosed on any environmental report delivered by Borrower to Lender, the property is presently free from contamination by Hazardous Materials and the property and the activities to be conducted thereon do not pose any significant hazard to human health or the environment or violate any applicable federal, state or local laws, ordinances, rules or regulations pertaining to Hazardous Materials or industrial hygiene or environmental conditions ("Environmental Laws") and shall not cause or permit the property to be used for the generation, handling, storage, transportation, disposal or release of any Hazardous Materials except as permitted by Lender, and Borrower shall not cause or permit the property or any activities conducted thereon to be in violation of any applicable Environmental Laws. Borrower shall comply with all applicable Environment Laws and shall promptly notify Lender of the receipt by Borrower of any notice of a violation of any applicable Environmental Laws. Borrower agrees to indemnify Lender and hold Lender harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' and paralegals' fees, costs of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Lender by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence, usage, storage, generation or disposal on or under or in connection with the Property, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from the Property, of any Hazardous Materials (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' and paralegals' fees, costs of any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, under any so called Federal, state or local "superfund" or "superlien" law, or under any statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability, including strict liability, or standards of conduct concerning any Hazardous Materials), regardless of whether within the control of Lender.

8.                  Negative Covenants. Borrower covenants and agrees that until all obligations owed by Borrower to Lender shall have been paid in full, Borrower will not, without the prior written consent of Lender, do, perform or suffer any of the following:

a)                  create, incur, assume, guaranty, become liable with respect to

(contingently or otherwise), or permit to be outstanding any indebtedness (including, without limitation, any indebtedness evidenced by any notes, instruments or agreements or in connection with any capitalized lease or any contingent obligation) or in respect of any other financing arrangements, except for the obligations under the Note, the Deed of Trust, this Agreement and obligations incurred by the Borrower in the ordinary course of business;

b)                  create, permit or suffer to exist, and shall defend against and take such other action as is necessary to remove, any mortgage, lien, deed of trust, charge, pledge, security interest, license or other encumbrance on or in the assets or property of the Borrower, or in any portion thereof except (i) for those pursuant to the Loan Documents, and (ii) as permitted pursuant to the Loan Documents;

c)                  sell, lease, transfer or otherwise dispose of any assets or property of the

Borrower, or attempt to or contract to do so except for (i) leases (and amendments and modifications to leases) of real estate in the ordinary course of business and (ii) other dispositions of property that do not exceed $50,000.00 in any one transaction or an aggregate of $150,000.00 in any series of transactions; and

d)                 dissolve or liquidate, or merge or consolidate with any other entity, or acquire all or substantially all of the beneficial interest or assets of any other entity.

9.                  Events of Default. Each of the following events shall be an “Event of Default” hereunder:

a)                  the Borrower fails to pay any of the principal, interest or any other amounts payable under this Agreement, the Note or the Deed of Trust when and as the same becomes due and payable including, without limitation, the Advance Fee;

b)                  the Borrower files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, Borrower, now or hereafter in effect, or seeks the appointment of a custodian, receiver, trustee (or other similar official) of the Borrower or all or any substantial portion of the Borrower’s assets, or makes any assignment for the benefit of creditors or takes any action in furtherance of any of the foregoing, or fails to generally pay its debts as they become due;

c)                  an involuntary petition is filed, or any proceeding or case is commenced, against the Borrower (unless such proceeding or case is dismissed or discharged within sixty (60) days of the filing or commencement thereof) under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, liquidation or moratorium statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is applied for, appointed for the Borrower or to take possession, custody or control of any property of the Borrower, or an order for relief is entered against the Borrower in any of the foregoing;

d)                 the Borrower shall fail in any material respect to perform any covenant, condition or agreement under the Note, the Deed of Trust, this Agreement or any other Loan Document;

e)                  any representation or warranty made or deemed made by the Borrower under the Note, the Deed of Trust, this Agreement or any other Loan Document shall have been false or misleading in any material respect when made or deemed made;

f)                   the occurrence of a breach or default under any agreement, instrument or document to which the Borrower is a party or by which it is bound, involving any obligation which singly or in the aggregate is more than $250,000 and is reasonably likely to result in a Material Adverse Change;

g)                  one or more judgments or other claims or awards involving an aggregate amount of $250,000, or more, is entered against the Borrower, and the same is not released, discharged, bonded against, or stayed pending appeal before the date which is thirty (30) days after the date of entry thereof, if such judgments or other claims or awards are reasonably likely to result in a Material Adverse Change;

h)                  a Material Adverse Change shall have occurred;

i)                    any license, consent or approval required for the confirmation of any transaction contemplated by this Agreement shall have been revoked, withdrawn, materially modified or withheld or shall otherwise fail to remain in full force and effect;

j)                    The board of directors of FSP Galleria North Corp., in its capacity as the limited partner of the Borrower, is comprised of anyone other than the following individuals, unless any such other individual(s) have been approved by the Lender: George J. Carter, Barbara J. Fournier, Janet P. Notopoulos, and Jeffrey B. Carter; or

k)                  the occurrence of an “Event Default” under the Deed of Trust.

10.              Remedies. Upon the occurrence and during the continuance of an Event of Default hereunder:

a)                  all unpaid principal, accrued interest and other amounts owing under the Note shall, at the option of the Lender, and, in the case of an Event of Default pursuant to Section 9 above, automatically, be immediately due, payable and collectible by the Lender pursuant to applicable law;

b)                  any and all unpaid principal, interest or other amounts due under the Note shall thereafter bear interest at the maximum rate set forth in the Note; and

c)                  the Lender may exercise any and all rights and remedies it may have under the Note, the Deed of Trust, this Agreement, the other Loan Documents, or under applicable law.

All rights and remedies shall be cumulative and not exclusive. The failure of the holder hereof to exercise all or any of its rights, remedies, powers or privileges hereunder, under the Loan Documents or any other agreement or applicable law in any instance shall not constitute a waiver thereof in that or any other instance.

11.              Notices. All notices to be given pursuant to this Agreement shall be sufficient if (a) personally delivered, (b) sent by facsimile, or (c) mailed postage prepaid, by (i) United States certified or registered mail, return receipt requested, or (ii) an overnight express mail service providing for the equivalent of a return receipt to the sender, to the above described addresses of the parties hereto, or to such other address as a party may request in a writing complying with the provisions of this Section. Any time period provided in the giving of any notice hereunder shall commence (x) upon receipt of such notice (if personally delivered or sent by facsimile), (y) the next business day after the date such notice is deposited in the mail (if mailed), or (z) the next business day after the date such notice is given to the overnight express mail service (if sent by overnight express mail service).

Notices to Lender and Borrower shall be sent as follows:

LENDER:	Franklin Street Properties Corp.
401 Edgewater Place, Suite 200
Wakefield, Massachusetts 01880
Attn: Scott H. Carter
Fax: (781) 246-2807

BORROWER:	FSP Galleria North Limited
Partnership
401 Edgewater Place, Suite 200
Wakefield, Massachusetts 01880
Attn: Scott H. Carter
Fax: (781) 246-2807

12.              Expenses. The Borrower will pay all costs and expenses in connection with the preparation, execution and enforcement of this Agreement and the instruments herein provided for, all fees for recording and filing and all taxes (including penalties and interest, if any, assessed thereon), in connection with any of the foregoing, and reasonable fees of counsel for the Lender.

13.              No Waiver. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise by Lender of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

14.              Governing Law; Consent to Jurisdiction. This Agreement is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws (and not the laws of conflict) of the Commonwealth of Massachusetts. The Borrower hereby irrevocably submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the Commonwealth of Massachusetts for the purpose of any suit, action or other proceeding arising out of or relating to this Agreement or any Loan Document and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in any such court or that such court is an inconvenient forum. Nothing herein shall limit the right of the Lender to bring proceedings against the Borrower in the courts of any other jurisdiction. Any judicial proceeding by the Borrower against the Lender or any affiliate of the Lender involving, directly or indirectly, any matter in any way arising out of, related to, or connected with this Agreement or any Loan Document shall be brought only in a court in the Commonwealth of Massachusetts.

15.              Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original hereof.

16.              Waiver of Jury Trial. Borrower hereby knowingly, voluntarily and intentionally waives the right Borrower may have to trial by jury in respect to any litigation based hereon, or arising out of, under or in connection with the Deed of Trust, the Note, or this Agreement and/or any other Loan Document executed or contemplated to be executed in conjunction herewith, or any course of conduct, course of dealing, statements, (whether verbal or written) or actions of either party.

17.              Savings Clause. Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for in the Note, in this Agreement or the other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Revolving Loan (“Maximum Legal Rate”), (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender.

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IN WITNESS WHEREOF, the parties hereto have hereunto set their respective hands and seals, on the day and year first above written.

LENDER:

FRANKLIN STREET PROPERTIES
CORP., a Maryland corporation

By: /s/ George J. Carter

Name: George J. Carter

Title: President

BORROWER:

FSP GALLERIA NORTH LIMITED
PARTNERSHIP, a Texas limited
partnership

By: FSP Galleria North LLC, its general
       partner

      By: /s/ George J. Carter

            Name: George J. Carter

            Title: President

Exhibit A

SCHEDULE OF LOAN AND PAYMENTS OF PRINCIPAL
TO SECURED PROMISSORY NOTE (REVOLVING)
OF FSP GALLERIA NORTH LIMITED PARTNERSHIP
dated FEBRUARY 1, 2012

Principal Amount of Advance	Date	Advance Fee	Principal Amount Paid	Unpaid Balance

Exhibit B

ADVANCE FORM

Date: _____________________

Loan Advance Request

Amount of Advance Requested $___________.

Amount of Advance Fee Applicable to Requested Advance $______________.

Date of Requested Advance:

All of the representations and warranties of FSP GALLERIA NORTH LIMITED PARTNERSHIP (the “Partnership”) in the Secured Promissory Note (Revolving) made by the Company in favor of Franklin Street Properties Corp. dated as of February 1, 2012 (the “Note”) are true, correct and complete in all material respects on the date of this request for an advance. No default or Event of Default (as defined in the Loan Agreement) has occurred and is continuing under the Note, the Deed of Trust, the Loan Agreement or any of the other Loan Documents (as defined in the Note).

FSP GALLERIA NORTH LIMITED PARTNERSHIP

By:   FSP Galleria North LLC, its general partner

By:   ___________________

Name:

Title:

Phone Number: ____________________

Exhibit C

WIRE INSTRUCTIONS:

RBS Citizens/PROV

One Citizens Plaza

Providence, RI  02903

ABA #011500120

Further CBM #1316919142

A/C Name:  FSP Galleria North Corp.

401 Edgewater Place

Wakefield, MA  01880

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